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                                                                    Exhibit 10.2


                                STANDARD SUBLEASE
                   American Industrial Real Estate Association


1. Parties. This Sublease, dated, for reference purposes only, January 20, 1995, is made by and between Comstream Corporation, a California Corporation (herein called "Sublessor") and Rhino Marketing Inc., a California Corporation (herein called "Sublessee").

2. Premises. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Santa Barbara State of California, commonly known as a portion of 2811 Airpark Drive; Santa Maria, California and described as approximately 23,000 square feet of office/industrial space ("Subleased Premises") in a larger two-story building known as County Assessor's Parcel Number 111-230-64 ("Master Leased Premises"). See Exhibit A. Said real property, including the land and all improvements thereon, is hereinafter called the "Premises".

3.       Term.

         3.1 Term. The term of this Sublease shall be for approximately forty-five (45) months commencing on February 1, 1995 and ending on October 31, 1998 unless sooner terminated pursuant to any provision hereof.

         3.2 Delay in Commencement. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the [premises] to Sublessee on said date. Sublessor shall not be subject to any liability therefore, not shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date. Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel its Sublease, in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

4. Rent. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $10,350.00 in advance on the first day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $0.00 as rent for N/A (See Addendum Paragraph A for Rent Schedule) Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly installment Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

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5.       Security Deposit. Sublessee shall deposit with Sublessor upon execution hereof $10,350.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6.       Use.

         6.1 Use. The Premises shall be used and occupied only for offices, telemarketing and manufacturing as permitted under the zoning designation and applicable laws and for no other purpose.

         6.2      Compliance with Law.

                  (a) Sublessor warrants to Sublessee that the Premises, in its existing state, but without regard to the use for which Sublessee will use the premises, does not violate any applicable building code regulation or ordinance at the time that this Sublease is executed. In the event that it is determined this warranty has been violated, then it shall be the obligation of the Sublessor, after written notice from Sublessee, to promptly, at Sublessor's sole expense, rectify any such violation. In the event that Sublessee does not give to Sublessor written notice of the violation of this warranty within _______ the commencement of the term of this Sublease, it shall be conclusively deemed that such violation did not exist and the correction of the same will be the obligation of the Sublease.

                  (b) Except as provided in paragraph 6.2(a), Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

         6.3 Condition of Premises. Except as provided in paragraph 6.2(a) Sublessee hereby accepts the Premises in their condition existing as of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating

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use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the premises for the conduct of Sublessee's business.

7.       Master Lease.

         7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy of which is attached hereto _____ Exhibit 1, dated October 10, 1991 wherein Gordon E. Evans, Trustee, Sublessor, hereinafter referred to as the "Master Lessor."

         7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

         7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

         7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Lessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom Paragraphs 8.3 (Property Insurance) and 10.1 (Real Property Taxes) except that Sublessee shall pay to Sublessor any increases in the preceding over first year of the Sublease ("Base Year"). (See also Sublease Paragraph B).

         7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations."

         7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

         7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

         7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.

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8.       Assignment of Sublease and Default.

         8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to terms of Paragraph 8.2 hereof.

         8.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

         8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

         8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9.       Consent of Master Lessor.

         9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then the Sublease shall not be effective unless, within 10 days hereof, Master Lessor signs this Sublease thereby giving its consent to the subletting.

         9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease, not the Master Lessor's consent, shall not be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving guarantors consent to this Sublease and the terms hereof.

         9.3      In the event that Master Lessor does give such consent then:

                  (a) Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

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                  (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

                  (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

                  (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

                  (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

                  (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.

         9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

         9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

         9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10.      Brokers Fee.

         10.1 Upon execution hereof by all parties, Sublessor shall pay to Beaver-Free Corp. licensed real estate broker, (herein called "Broker"), a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is no separate agreement between Sublessor and Broker, the sum of
$      separate agreement for brokerage services rendered by Broker to Sublessor in this transaction.

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         10.2     Sublessor agrees that if Sublessee exercises any option or right of first refusal granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, or if Broker is the procuring cause of any lease, sublease, or sale pertaining to the Premises or any adjacent property which Sublessor may own or in which Sublessor has an interest, then as to any of said transactions Sublessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a sublessor, lessor or seller.

         10.3 Master Lessor agrees, by its consent to this Sublease, that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend the Master Lease, to renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of its consent to this Sublease.

         10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, as to any extension or renewal, upon the execution of any new lease, as to a new lease transaction or the exercise of a right of first refusal to lease, or at the close of escrow, as to the exercise of any option to purchase or other sale transaction.

         10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

11. Attorney's Fees. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

12. Additional Provisions. If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here 1.

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                                    ADDENDUM

A.       RENT SCHEDULE:

                              2/1/95 - 2/28/95           $.0.00/month

                              3/1/95 - 1/31/96:          $10,350.00/month

                              2/1/96 - 1/31/97:          $11,500.00/month

                              2/1/97 - 10/31/98:         $12,650.00/month

         Sublessee will pay Rent on the first of the month, when due. Occupancy for the month of February, 1995 shall be Rent free.

B.       INDUSTRIAL GROSS SUBLEASE:

         It is the Intent of the parties that this is an Industrial Gross Sublease. Sublessor shall remain responsible for the Base Year Property Insurance, Base Year Real Property Taxes, and maintenance for all portions of the Master Leased Premises excluding the Subleased Premises. The Subleased Premises shall include Sublessee's proportion share (63%) of the existing parking area with individual spaces to remain unreserved and un-assigned.

C.       SECURITY SYSTEM AND TELEPHONE EQUIPMENT:

         Sublessee shall have the use of the existing telephone switch and equipment (in its current condition) and the existing security system throughout the term of the sublease.

D.       TENANT IMPROVEMENTS:

         Prior to commencement, Sublessor, at Sublessor's cost, shall repair all roof leaks and water damage and deliver the existing improvements clean and free of debris with utility systems in working order.

Exhibit A (Site Plan), attached.
Exhibit 1 (Master Lease), attached.

         If this Sublease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate

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         broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Sublease or the transaction relating thereto.


                                          Comstream Corporation
Executed at Mississangu, Ontario          a California Corporation
            -------------------------     ------------------------

on      2/25/95                           By /s/
   ----------------------------------        -----------------------------------
address c/o Comstream                     By____________________________________
        -----------------------------
        10130 Barnes Canyon Road               "Sublessor" (Corporate Seal)
-------------------------------------
        San Diego, CA  92121
-------------------------------------

                                          Rhino Marketing, Inc.
Executed at _________________________     a California Corporation
                                          --------------------------------------

on        1/25/95                         By /s/ Jeffrey Fischer
  -----------------------------------       ------------------------------------
                                            Its President

address  2511 Airpark Drive
            Santa Monica, CA              By ___________________________________
-------------------------------------
                                               "Sublessee" (Corporate Seal)


Executed at _________________________       Gordon E. Evans, Trustee
                                          --------------------------------------
on___________________________________     By ___________________________________

address______________________________     By ___________________________________
_____________________________________     By ___________________________________

                                               "Master Lessor" (Corporate Seal)

Executed at   Mississaugu, Ontario        ______________________________________
           --------------------------
on  2/20/95                               Spar Aerospace Inc.
    ---------------------------------     --------------------------------------
address 5090 Explorer Drive               a Delaware Corporation
       ------------------------------     --------------------------------------
        Mississaugu, Ontario L4W 4X6      /s/
-------------------------------------     --------------------------------------
                                                      "Guarantors"

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NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the current form. AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa Street, M I, Los Angeles, CA 90071 (213) 687-8777.



American Industrial Real Estate Association 1978


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